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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       December 3, 1998

                            Fix-Corp International, Inc.
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               (Exact name of registrant as specified in its charter)



          Delaware            000-23369              31-1783774
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     (State or other          (Commission         (I.R.S. Employer
     jurisdiction             File Number)        Identification No.)
     of incorporation)



     3637 South Green Road, Suite 201     Beachwood,   Ohio        44122
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code     (216) 292-3182
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           (Former name or former address, if changed since last report.)




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Item 4.        Changes in Registrant's Certifying Accountant.

     In accordance with Item 304 of Regulation S-K, the following information pertains to the change in Registrant's Certifying Accountant:

     (a) On December 3, 1998, Fix-Corp International, Inc. (the "Company") appointed Arthur Andersen LLP as independent accountants for fiscal 1998 to replace Harmon & Company, CPA, Inc., Columbus, Ohio, effective with such appointment. The Company's Board of Directors approved the selection of Arthur Andersen LLP as new independent accountants upon the recommendation of the Company's Audit Committee.

     (b) During the two most recent fiscal years and interim periods subsequent to December 31, 1997, there have been no disagreements with Harmon & Company, CPA, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

     (c) Harmon & Company, CPA, Inc.'s report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     (d) The Company has provided Harmon & Company, CPA, Inc. with a copy of this disclosure and has requested that Harmon & Company furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Harmon & Company, CPA, Inc.'s letter to the SEC, dated December 9, 1998, is filed as an Exhibit to this Form 8-K).

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Item 7.        Exhibits

     16. Letter to Securities and Exchange Commission from Harmon & Company, CPA, Inc., dated December 9, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Fix-Corp International, Inc.
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                                                       (Registrant)

December 9, 1998                        By: /s/ ROGER A. KITTELSON
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                                            Roger A. Kittelson
                                            Chief Financial Officer
                                            (Principal Financial Officer)